UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2024

RESIDEO TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38635	82-5318796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16100 N. 71st Street,
Suite 500 Scottsdale, Arizona	85254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 573-5340

Registrant’s Former Name or Address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	REZI	New York Stock Exchange

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On May 24, 2024 (the “Amendment Effective Date”), Resideo Technologies, Inc. (the “Company”, “we”, “our”, or “Resideo”) entered into a Third Amendment to the Amended and Restated Credit Agreement, dated as of the Amendment Effective Date (the “Amendment”), by and among the Company, Resideo Holding Inc., a Delaware corporation, Resideo Intermediate Holding Inc., a Delaware corporation, Resideo Funding Inc., a Delaware corporation, the lenders and issuing banks party thereto, and JPMorgan Chase Bank, N.A., as administrative agent, which amended the existing Amended and Restated Credit Agreement dated as of February 12, 2021 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 28, 2022, that certain Second Amendment to Amended and Restated Credit Agreement dated as of June 30, 2023, and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”).

Pursuant to the Amendment, all of the existing senior secured term B loans under the Existing Credit Agreement (the “Existing Term Loans”) were repriced as follows:

•	the interest rate margin was reduced by 25 basis points, from Term SOFR plus 2.25% to Term SOFR plus 2.00%;

•

the Term SOFR credit spread adjustment was eliminated, which was previously 0.11448% for one month interest periods, 0.26161% for three month interest periods and 0.42826% for six month interest periods;

•	the Term SOFR floor was reduced to 0%, which was previously 0.50%; and

•

the call protection (which had expired on August 12, 2021) was reinstated such that any prepayments of the Existing Term Loans made in connection with certain repricing transactions with respect to the Existing Term Loans within six months after the Amendment Effective Date will be subject to a 1.00% prepayment premium.

No other material changes were made to the terms of the Existing Term Loans (including the aggregate principal amount, being $1,116,965,994.94 as of the Amendment Effective Date) or the Existing Credit Agreement.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

The information set forth in Item 1.01 is incorporated herein by reference.

Item 8.01	Other Events

As previously reported, on April 14, 2024, the Company entered into that certain Agreement and Plan of Merger by and among the Company, Snap One Holdings Corp. (“Snap One”) and the other parties named therein. The waiting period applicable to the transactions contemplated by the Merger Agreement (and the related equity financing with affiliates of Clayton Dubilier & Rice LLC) under the Hart Scott Rodino Antitrust Improvements Act of 1976 expired at 11:59 p.m. on May 20, 2024. In addition, Snap One has advised the Company that, on or about May 24, 2024, it mailed to its shareholders the Information Statement contemplated by the Merger Agreement. In light of the foregoing, and subject to the satisfaction or waiver of the conditions to the closing of the transactions contemplated by the Merger Agreement (and related financing transactions), the Company presently expects the transactions contemplated by the Merger Agreement (and related financing transactions) to be consummated prior to the end of June 2024.

The information set forth in this Item 8.01 contains “forward-looking statements” within the meaning of the federal securities laws. All statements, other than statements of fact, that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or may occur in the future are forward-looking statements. Although we believe forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results or performance to be materially different from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, (1) the ability of the conditions to the closing of the Snap One transaction (and related financing transactions) to be timely satisfied and the timing for the consummation of such transactions, and (2) the other risks described under the headings “Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements” in Resideo’s Annual Report on Form 10-K for the year ended December 31, 2023 and the other risks described under the headings “Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements” in Snap One’s Annual Report on Form 10-K for the fiscal year ended December 29, 2023 and such other periodic filings as each of Resideo and Snap One make from time to time with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements are not guarantees of future performance, and actual results, developments, and business decisions may differ from those envisaged by our forward-looking statements. Except as required by law, we undertake no obligation to update such statements to reflect events or circumstances arising after the date hereof, and we caution investors not to place undue reliance on any such forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Third Amendment to Amended and Restated Credit Agreement, dated as of May 24, 2024, among Resideo Technologies, Inc., a Delaware corporation, Resideo Holding Inc., a Delaware Corporation, Resideo Intermediate Holding Inc., a Delaware corporation, Resideo Funding Inc., a Delaware corporation, the financial institutions party thereto as Lenders and Issuing Banks and JPMorgan Chase Bank, N.A., as Administrative Agent

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RESIDEO TECHNOLOGIES, INC.

By:	/s/ Jeannine J. Lane
Name:	Jeannine J. Lane
Title:	Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

Date: May 28, 2024